Exhibit 10.8

Equity Transfer Agreement

Transferor: Beijing Lemeng Interactive Technology Co., Ltd.

Transferee: Nanjing Yingbao Network Technology Co., Ltd.

1. The “transfer of equity” mentioned in this agreement refers to the 2.5 million equity held by the assignor in Nanjing Juguang IT Co., Ltd., and the corresponding amount of capital contribution.

2. The assignor agrees to transfer all the rights and obligations of the “transfer of equity” listed in Article 1 of this agreement to the transferee, so that the transferee can enjoy and assume all the rights and obligations of the “transfer of equity” enjoyed by the assignor and undertake all the obligations.

3. The transferor guarantees that it is the legal owner of the “transferred equity” and has the full right to sign this agreement and transfer the “transferred equity” to the transferee.

4. The transferee guarantees that it will pay the transfer price in full within the time limit specified in this agreement.

5. The assignor and the transferee guarantee that they shall provide full compensation for the above-mentioned direct losses,if the other party suffers losses due to the violation of this agreement.

6. The total price of the “transfer of equity” referred to here in this agreement is RMB_0 million, which shall be paid in full by the transferee to the transferor within 3 days from the effective date of this agreement.

7. This agreement comes into effect after being signed or sealed by the transferer and the transferee.

Any disputes arising from this agreement or the implementation of this agreement shall be resolved through friendly negotiation. If the negotiation fails, either party may bring a lawsuit to the people’s court.

9. This agreement was signed by the transferer and the transferee in Yuhua District (County), Nanjing City on May 18th ,2021.

Transferor:	Transferee:

Beijing Lemeng Interactive Technology Co., Ltd.	Nanjing Yingbao Network Technology Co., Ltd.

★Signature of shareholders as natural persons

★ Seal of the shareholder as companies

Nanjing Juguang Information Technology Limited Company

Resolutions of the shareholders’ Meeting

Time: May 18, 2021

Location: meeting room

Number of attendees: 3

Actual number of attendees: 3

In accordance with the regulations of Company Law and the company’s articles, all the shareholders was convened and notified by the executive director of this general meeting . The meeting unanimously passed the following items:

It is agreed that the equity of 2.5 million of Nanjing Juguang IT Co., Ltd., which consists 20% of the registered capital hold by Beijing Lemeng Interactive Technology Co., Ltd., will be totally transfered to Nanjing Yingbao Network Technology Co., Ltd.

The present shareholders’ (legal persons) stamp and (natural persons) signature:

Beijing Lemeng Interactive Technology Co., Ltd.

Nanjing Jiaming Information Technology Limited Company

Dong Wei

Seal of the company:
Nanjing Juguang Information Technology Limited Company

May 18, 2021

Nanjing Juguang Information Technology Limited Company

Resolutions of the shareholders’ Meeting

Time: May 18, 2021

Location: meeting room

Number of attendees: 3

Actual number of attendees: 3

In accordance with the regulations of Company Law and the company’s articles, all the shareholders was convened and notified by the executive director of this general meeting . The meeting unanimously passed the following items:

It is agreed that the equity of 2.5 million of Nanjing Juguang IT Co., Ltd., which consists 20% of the registered capital hold by Beijing Lemeng Interactive Technology Co., Ltd., will be totally transfered to Nanjing Yingbao Network Technology Co., Ltd.

Adoption of amendments to the Articles of Incorporation

The present shareholders’ (legal persons) stamp and (natural persons) signature:

Nanjing Yingbao Network Technology Co., Ltd.

Nanjing Jiaming Information Technology Limited Company

Dong Wei

Seal of the company:
Nanjing Juguang Information Technology Limited Company

Nanjing Juguang Information Technology Limited Company

Articles Amendment

In accordance with the provisions of the Company Law and the company’s regulations as approved by the shareholders’ meeting on June 18, 2021, the articles of the company are amended as follows:

1.	The 7th article of 4th Chapter is amended to Company’s shareholder register.

Name	ID No.	Subscribed capital contribution(10 thousand yuan)	Actual capital contribution(10 thousand yuan)	Investment in installment
				Time	Amount(10 thousand yuan)	Type
Nanjing Yingbao Network Technology Co., Ltd	91320114339420100x		250	2019-2-13	250	currency
Nanjing Jiaming Network Technology Co., Ltd	91320113558866006M	460	0	2030-8-4	460	currency
Dong Wei	320106198106032831	540	0	2045-4-30	540	currency

2.	Other articles remains unchanged.

Signature of Legal Representative:

Ding Liang

Seal of the company:
Nanjing Juguang Information Technology Limited Company

May 18, 2021

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